                DIALYSIS SERVICES OF SOUTHWEST FLORIDA, INC. AND
                        CAPE CORAL DIALYSIS CENTER, INC.

                         COMBINED FINANCIAL STATEMENTS,
                TOGETHER WITH REPORT OF INDEPENDENT ACCOUNTANTS

                  AT AND FOR THE YEAR ENDED DECEMBER 31, 1994

TABLE OF CONTENTS



                                                                          Pages

Report of Independent Accountants.......................................    1

Combined Financial Statements:

  Combined Balance Sheet................................................    2

  Combined Statement of Operations......................................    3

  Combined Statement of Stockholders' Equity............................    4

  Combined Statement of Cash Flows......................................    5

  Notes to Combined Financial Statements................................  6-9

                         [Coopers & Lybrand Letterhead]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
Dialysis Services of Southwest Florida, Inc. and
  Cape Coral Dialysis Center, Inc.
Fort Myers and Cape Coral, Florida

We have audited the accompanying combined balance sheet of Dialysis Services of Southwest Florida, Inc. and Cape Coral Dialysis Center, Inc. as of December 31, 1994, and the related combined statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Dialysis Services of Southwest Florida, Inc. and Cape Coral Dialysis Center, Inc. as of December 31, 1994 and the results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND LLP

Fort Myers, Florida
May 24, 1995

   Coopers & Lybrand L.L.P., a registered limited liability partnership, is a member firm of Coopers & Lybrand International.

DIALYSIS SERVICES OF SOUTHWEST FLORIDA, INC. AND
CAPE CORAL DIALYSIS CENTER, INC.
COMBINED BALANCE SHEET
December 31, 1994



                                     ASSETS


CURRENT ASSETS
  Cash                                                  $   46,672
  Accounts receivable, trade                               686,760
  Inventories                                               86,716
  Prepaid expenses                                           6,246
                                                         ---------
    Total current assets                                   826,394

EQUIPMENT, FURNITURE AND FIXTURES, net                     135,840

NONCOMPETE AGREEMENT, net of accumulated
  amortization of $136,833                                 113,167

OTHER ASSETS                                                 9,643
                                                         ---------
    Total assets                                        $1,085,044
                                                         =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Current maturities of notes payable                   $  266,659
  Accounts payable                                         169,226
  Accrued expenses                                         121,563
                                                         ---------
    Total current liabilities                              557,448

NOTES PAYABLE, less current maturities                     157,657
                                                         ---------

    Total liabilities                                      715,105
                                                         ---------

CONTINGENCIES AND COMMITMENTS (Note 7)

STOCKHOLDERS' EQUITY
  Common stock, $1 par value, 15,000 shares
    authorized, issued and outstanding 550 shares              550
  Additional paid-in capital                                38,750
  Retained earnings                                        330,639
                                                         ---------

    Total Stockholders' equity                             369,939
                                                         ---------

    Total liabilities and stockholders' equity          $1,085,044
                                                         =========

   The accompanying notes are an integral part of these financial statements.

DIALYSIS SERVICES OF SOUTHWEST FLORIDA, INC. AND
CAPE CORAL DIALYSIS CENTER, INC.
COMBINED STATEMENT OF OPERATIONS
year ended December 31, 1994

Revenues
 Net patient service revenue                                $4,626,455
 Other                                                             889
                                                            ----------

  Total revenues                                             4,627,344
                                                            ----------

Costs and expenses
 Professional care of patients                               3,144,728
 General and administrative                                    906,778
 Depreciation and amortization                                 253,787
 Interest                                                       37,612
                                                            ----------

  Total costs and expenses                                   4,342,905
                                                            ----------

Net income from operations                                     284,439

Loss on disposition of assets                                    8,504
                                                            ----------

Net income                                                  $  275,935
                                                            ==========

The accompanying notes are an integral part of these financial statements.

DIALYSIS SERVICES OF SOUTHWEST FLORIDA, INC. AND
CAPE CORAL DIALYSIS CENTER, INC.
COMBINED STATEMENT OF STOCKHOLDERS' EQUITY year ended December 31, 1994


                                             ADDITIONAL
                                 COMMON       PAID IN        RETAINED
                                 STOCK        CAPITAL        EARNINGS        TOTAL
                                 ------      ----------      --------        -----
Balance, January 1, 1994          $550        $38,750       $ 284,067      $ 323,367

Stockholders' distributions          0              0        (229,363)      (229,363)

Net income                           0              0         275,935        275,935
                                  ----        -------       ---------      ---------
Balance, December 31, 1994        $550        $38,750       $ 330,639      $ 369,939
                                  ====        =======       =========      =========


The accompanying notes are an integral part of these financial statements.

DIALYSIS SERVICES OF SOUTHWEST FLORIDA, INC. AND
CAPE CORAL DIALYSIS CENTER, INC.
COMBINED STATEMENT OF CASH FLOWS
year ended December 31, 1994


CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                                           $ 275,935
                                                                                        ---------
   Adjustments to reconcile net income to net cash provided by operating activities:
      Depreciation and amortization                                                       253,787
      Changes in assets and liabilities
         (Increase) decrease in:
            Accounts receivable, trade                                                   (137,466)
            Inventories                                                                     5,077
            Prepaid expenses                                                                3,554
            Other assets                                                                      (25)
         Increase (decrease) in:
            Accounts payable                                                               16,004
            Accrued expenses                                                               68,928
                                                                                        ---------
               Total adjustments                                                          209,859
                                                                                        ---------

               Net cash provided by operating activities                                  485,794
                                                                                        ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Capital expenditures                                                                   (55,741)
                                                                                        ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from issuance of debt                                                          50,350
   Principal payments on debt                                                            (317,009)
   Distributions to stockholders                                                         (229,363)
                                                                                        ---------

              Net cash used in financing activities                                      (496,022)
                                                                                        ---------

              Net decrease in cash                                                        (65,969)

Cash, beginning of year                                                                   112,641
                                                                                        ---------

Cash, end of year                                                                       $  46,672
                                                                                        =========

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

   Cash paid during the year for interest                                               $  37,612
                                                                                        =========


The accompanying notes are an integral part of these financial statements.

DIALYSIS SERVICES OF SOUTHWEST FLORIDA, INC. AND
CAPE CORAL DIALYSIS CENTER, INC.
NOTES TO COMBINED FINANCIAL STATEMENTS

1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES:

    NATURE OF BUSINESS

     Dialysis Services of Southwest Florida, Inc. and Cape Coral Dialysis Center, Inc. are Florida corporations under common control. The Companies operate out-patient dialysis centers in Southwest Florida, providing hemodialysis and ambulatory peritoneal dialysis for patients with kidney disease.

    SIGNIFICANT ACCOUNTING POLICIES

     PRINCIPLES OF COMBINATION: The combined financial statements include the accounts of Dialysis Services of Southwest Florida, Inc. and Cape Coral Dialysis Center, Inc. (collectively referred to as "the Companies"). The common stock of each Company is owned by common stockholders. Intercompany accounts and transactions have been eliminated.

     NONCOMPETE AGREEMENT: A noncompete agreement resulting from the Companies' acquisition of a dialysis treatment center is being amortized on a straight-line basis over the term of the agreement.

     INVENTORIES: Inventories consisting of medical drugs and supplies are stated at the lower of cost or market with cost determined by the first-in, first-out method, by use of the specific identification method.

     EQUIPMENT, FURNITURE AND FIXTURES: Equipment, furniture and fixtures are stated at cost, less accumulated depreciation. Depreciation is provided over the estimated useful lives of the assets using the straight-line method. Maintenance and repairs are charged to operations when incurred. Betterments and renewals are capitalized. When equipment, furniture and fixtures are sold or otherwise disposed of, the asset account and related accumulated depreciation account are relieved, and any gain or loss is included in operations.

     NET PATIENT SERVICE REVENUE: Net patient service revenue is reported using the accrual basis of accounting at the estimated net realizable amounts from patients, third party payors and others for services rendered. Net patient service revenue includes amounts estimated by management to have been earned under the terms of the Medicare Prospective Payment System and those amounts estimated by management to be reimbursable by Medicare, Medicaid and other third-party payors under provisions of cost reimbursement and other formulas in effect.

     INCOME TAXES: The Companies, with the consent of its stockholders, have elected to have its income taxed under Section 1362 of the Internal Revenue Code and a similar section of the Florida Income Tax Law (S Corporation election). These laws provide that, in lieu of corporate income taxes, the Companies' taxable income will be passed through to the stockholders of the Companies and taxed at the individual level.


NOTES TO COMBINED FINANCIAL STATEMENTS, CONTINUED

1.  NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

    SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

        INCOME TAXES, CONTINUED: Under current Internal Revenue Code regulations, S Corporations are subject to a built-in gains tax. Built-in gains tax is computed based on profits realized on sales of assets that were held at the date of the S Corporation status election.

2.  EQUIPMENT, FURNITURE AND FIXTURES:

    Equipment, furniture and fixtures is comprised of the following at December 31, 1994:


        Equipment                                                                          $ 626,675
        Furniture and fixtures                                                                40,842
                                                                                           ---------
                                                                                             667,517
          Less accumulated depreciation                                                     (531,677)
                                                                                          ----------
                                                                                           $ 135,840
                                                                                           =========

    Depreciation expense related to equipment, furniture and fixtures for the year ended December 31, 1994 was $171,687.

3.  NOTES PAYABLE:

    Notes payable are comprised of the following at December 31, 1994:

     Installment note payable to financial institution, collateralized by the equipment, furniture, fixtures and accounts receivable of the Companies, interest at prime plus 1%, monthly payments of $10,416 including
       interest, due September 22, 1996                                                    $ 218,761

     Installment note payable to financial institution, collateralized by the equipment, furniture, fixtures and accounts receivable of the Companies, interest at prime plus 1%, monthly payments of $3,472 including interest,
       due April 29, 1996                                                                     55,555

     Installment note payable, collateralized by the personal property, furnishings, fixtures and equipment of the Companies, interest at prime, minimum and maximum interest rate of 6% and 8%, respectively, quarterly
       installments of $25,000 plus accrued interest, due May 1, 1996                        150,000
                                                                                           ---------
                                                                                             424,316
            Less current maturities                                                         (266,659)
                                                                                           ---------
                                                                                           $ 157,657
                                                                                           =========


NOTES TO COMBINED FINANCIAL STATEMENTS, CONTINUED

3.  NOTES PAYABLE, CONTINUED:

    Notes payable are scheduled to mature approximately as follows:

     Year Ending
     December 31
     -----------
       1995                                                             $266,659
       1996                                                             $157,657
                                                                        --------
                                                                        $424,316
                                                                        ========

4.  COMMITMENTS:

    LEASE COMMITMENTS

      The Companies are obligated under various operating leases for office space. Total lease expense incurred under these leases during 1994 was $140,626.

      Future minimum lease payments under non-cancelable operating leases having remaining terms in excess of one year as of December 31, 1994 are:

          1995                                                          $ 87,278
          1996                                                            40,645
          1997                                                            17,590
          1998                                                            18,117
          1999                                                             1,513
                                                                        --------
                                                                        $165,143
                                                                        ========

5.  RELATED PARTY TRANSACTIONS:

    The Companies entered into the following transactions with affiliated companies:

    - Included in general and administrative expenses are educational directors fees of $130,000 and medical directors fees of $206,000 for services provided by an affiliated company.

    - Rent expense under operating leases with an affiliated entity for treatment center space was $27,984.

NOTES TO COMBINED FINANCIAL STATEMENTS, CONTINUED


6.  BENEFIT PLANS:

    The Companies entered into agreements with Associates in Nephrology, Butcher, Caanthan and Delans, M.D., P.A., an affiliated company, allowing eligible employees to participate in the affiliate's noncontributory, trusteed Pension and Profit Sharing Plans ("Plans"). Contributions to both Plans are discretionary and are determined annually by the stockholders.

    Included in professional care of patient expenses are contributions to the Pension Plan and the Profit Sharing Plan of $62,234 and $28,400, respectively, for 1994. On December 31, 1994, the Companies recorded $62,234 and $28,400 as a payable, relating to the contributions due to the Pension Plan and the Profit Sharing Plan, respectively.

7.  CONTINGENCIES:

    The Companies are contingently liable with respect to litigation incidental to the ordinary course of its operations. In the opinion of management, based on advice of legal counsel, the ultimate disposition of lawsuits will not have a material adverse effect on the Companies combined financial position or results of operations.

8.  SUBSEQUENT EVENTS:

    In a stock purchase agreement effective March 31, 1995, the stockholders agreed to sell the Companies to Vivra Incorporated, the second largest provider of dialysis treatment in the United States. The sale price was approximately $11,300,000. The stockholders received stock of the acquiring company with a fair market value as of April 1, 1995, equal to the sale price. The stockholders are restricted by the agreement with respect to their disposition of the acquiring company's stock.


                                       9